Exhibit 99.1

INVESTOR PRESENTATION NYSE American: UMAC March 2026

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FORWARD LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, are intended to identify forward - looking statements . These statements include : our expectations from a $ 3 - $ 5 billion market opportunity, the potential impact of the $ 1 billion Pentagon initiative and orders we may receive from vendors selected by the Department of War, our revenue run rate, and our ability to fulfill $ 20 million of purchase orders in the six months ending June 30 , 2026 . The results expected by some or all of these forward - looking statements may not occur . Factors that affect our ability to achieve these results include the (i) our ability to manage our rapid growth, (ii) whether our strategy of ordering inventory in advance of customer orders will succeed and (iii) all of the risk factors in our Form 10 - K for the year ended December 31 , 2025 . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . Any forward - looking statement made by us herein speaks only as of the date on which it is made . We undertake no obligation to update any forward - looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law .

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INVESTMENT HIGHLIGHTS Component manufacturer for small drones with high market demand ● Multiple US - made and NDAA compliant products approved for Blue UAS Framework ● Orlando, FL - based - 62,500 sq ft ● Serving, Enterprise, Defense, and Retail customers across high - volume drone platforms Accelerated growth strategy ● Aggressive inventory strategy to stay ahead of customer demand and be a vendor of choice ● Building specialized U.S. - based production lines for demand driving components ● Investing in automation to expand production scale ● Accelerated hiring to increase our headcount to over 140 as of March 2026 Legislation driving near and long - term opportunities ● Recent U.S. legislation increasingly favoring domestic & NDAA - compliant drone supply chains ● Executive Orders and DoW initiatives unlocking significant new federal funding streams ● FCC ban on foreign made drones and drone parts creating multi - year market expansion for U.S. suppliers Strong growth momentum & financial profile ● 133% Quarter over quarter revenue growth ● $20M in enterprise purchase orders expected to fulfill through 1H 2026 ● $103M cash on hand + $15M in inventory balances + $39M in short - term investments + No debt

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DRONE COMPONENT MANUFACTURER NDAA Products ○ Critical electronics - Flight Controllers - Electronic Speed Controllers - Analog Video Systems ○ Drone Motors ○ FPV Headsets Focus ○ High production volumes of US - Made value segment parts US Footprint – Orlando, FL ○ 62,500 sq ft across dedicated facilities

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sUAS: SMALL UNMANNED AIRCRAFT SYSTEMS ● Less than 55 lbs (typically 1 to 5 lbs) ● Dominant configuration: Multirotor ● 3 to 10 inch propellor size category ● FPV: First Person View ● Attritable Systems Economically Optimized – acceptable to lose

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OUR PARTS IN ACTION $3 - $5BN Market Opportunity for U.S. - Made Drone Components ● U.S. defense and enterprise programs are driving demand for 1M+ small drones, targeting sub $2000 for attritable systems Our Components Power Drone Manufacturers ● Unusual Machines parts are used by a wide range of drone OEMs which have multiple pathways into programs and subsegments Flexible Interoperability: From Single Parts to Full Systems ● Some customers use a single component (e.g., flight controller or camera) ● Others build drones entirely from our parts, leveraging high compatibility across our product lines Unusual Machines parts on sub $2,000 drone assembly Fat Shark Aura FPV Camera - $67 Fat Shark Aura Video Transmitter - $70 Rotor Riot Brave F7 Flight Controller - $58 Rotor Riot Brave 55A ESC - $115 Unusual Machines 2807 Motor - $43 Rotor Riot 7” Airframe - $75

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HOBBYIST DEFENSE ENTERPRISE CONSUMER CUSTOMER SEGMENTS

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Q4 ‘25 Revenue Costs $20M Annualized Revenue 81 Employees 62k sqft Facilities $8M Annualized Revenue 31 Employees 24k sqft Facilities Q3 ‘25 GROWTH STRATEGY EXECUTION

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RECENT REGULATORY DEVELOPMENTS ● National Defense Authorization Act renewed for 2026 ○ Continued restrictions for critical components produced in covered foreign countries ○ Establishes working group to identify strategic investments in the sUAS industrial base to support domestic production (sec 914) ● FCC action mandates use of U.S. made critical drone components - Secure Networks Act ○ Covered List expanded to include all UAS and critical components produced in any foreign country ● Drone Dominance : ~$1B Pentagon initiative to expand use of US produced drones in defense ○ Gauntlet 1: 30,000 drones ordered from 11 vendors ○ Gauntlet 2: 60,000 to be procured in Q3 & Q4 from 10 vendors; requires drone manufactureres to use fully domestic supply chains (or fully NDAA compliant supply chains) ○ Program continues to grow throughout FY2027 – projecting 250k drones ordered across Gauntlets 3 & 4

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OUR COMPETITIVE ADVANTAGE ● Regulatory Tailwinds: NDAA, Tariffs, US Drone Dominance, FCC Secure Networks Act… ● Timing: US drone component thesis ● Working Capital: $150M+ ● Expertise and history ○ Fat Shark headsets since 2007 ○ OEM drone components since 2017 ○ Rotor Riot drones built in US since 2019 ○ Rotor Labs Motors made in Australia since 2022

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DRONE PARTS LANDSCAPE Premium Value USA (Blue) EU / ISRAEL ASIA

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24.3% 37.4% 39.4% 36.2% $2,000,000 $1,000,000 $0 $3,000,000 $4,000,000 27.7% $5,000,000 $6,000,000 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 REVENUE & GROSS MARGIN Enterprise Revenue Retail Revenue Gross Margin

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CAPITALIZATION TABLE Common Stock Management + Board 3,251,363 Shares + Common Shares (Free Float) 35,703,773 Shares = Total Common Shares 38,955,136 Shares Employee Equity As of March 17, 2026 EIP Issuances 784,684 Shares EIP Availability for Issuance 2,615,325 Shares

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Stacy Wright Chief Revenue Officer MEET THE TEAM Dr. Allan Evans Chief Executive Officer Brian Hoff Chief Financial Officer Drew Camden President & Chief Operating Officer Tom Mercier VP of Headsets Jason Reels VP of Supply Chain Al Ducharme VP of Engineering Nate Kennedy VP of Marketing Craig McIntyre VP of Enterprise Sales Brad Mello VP of Manufacturing Chadd Cole VP FP&A Tim Manton VP Corporate Controller

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INVESTMENT HIGHLIGHTS Component manufacturer for small drones with high market demand ● Multiple US - made and NDAA compliant products approved for Blue UAS Framework ● Orlando, FL - based - 62,500 sq ft ● Serving, Enterprise, Defense, and Retail customers across high - volume drone platforms Accelerated growth strategy ● Aggressive inventory strategy to stay ahead of customer demand and be a vendor of choice ● Building specialized U.S. - based production lines for demand driving components ● Investing in automation to expand production scale ● Accelerated hiring to increase our headcount to over 140 as of March 2026 Legislation driving near and long - term opportunities ● Recent U.S. legislation increasingly favoring domestic & NDAA - compliant drone supply chains ● Executive Orders and DoW initiatives unlocking significant new federal funding streams ● FCC ban on foreign made drones and drone parts creating multi - year market expansion for U.S. suppliers Strong growth momentum & financial profile ● 133% Quarter over quarter revenue growth ● $20M in enterprise purchase orders expected to fulfill through 1H 2026 ● $103M cash on hand + $15M in inventory balances + $39M in short - term investments + No debt

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INVESTOR CONTACT Email: investors@unusualmachines.com 5728 Major Blvd Suite 250 Orlando, FL 32819 United States

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